Exhibit (23)(a)








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                       [Letterhead of Arthur Anderson LLP]





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30, 1998, included in Santa Barbara Bancorp's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.




                                                         /s/ Arthur Anderson LLP
                                                         -----------------------
                                                         ARTHUR ANDERSEN LLP

Los Angeles, California
September 21, 1998